EXHIBIT 10(A) - EXCLUSIVE AGREEMENT FOR DISTRIBUTION OF PRODUCT


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                                AMENDMENT TO THE
                  AGREEMENT FOR SALE AND PURCHASE OF ASSETS OF
                        ASSEMBLY SERVICES UNLIMITED, INC.
        D/B/A WILDAN SERVICES AND MEMBERSHIP CERTIFICATES OF BRITTANY LLC
                           AND PLAN OF REORGANIZATION

     THIS AMENDMENT is made as of the day of 1999, by and between Assembly Services Unlimited, Inc. ("Assembly Services") d/b/a Wildan Services, and Brittany at 2550 Haddonfield Road, LLC ("Brittany LLC") (hereinafter collectively referred to as the "Seller" or "Business"), and Reink Corp. or its designate (hereinafter referred to as "Buyer").

     WHEREAS, the Buyer and Seller have entered into an Agreement for Sale and Purchase of Assembly Services Unlimited, Inc., D/B/A Wildan Services and Membership Certificates of Brittany LLC and Plan of Reorganization, hereinafter the "Agreement";

     WHEREAS, the Buyer and Seller have agreed to changes to certain terms and provisions of the above described Agreement;

     WHEREAS, the Buyer and Seller have agreed that all other terms and provisions of the above described Agreement shall remain in full force and effect;

     WHEREAS, Buyer and Seller have agreed to further execute, at any later time, any additional documents required to duly complete the transaction anticipated by the AGREEMENT FOR SALE AND PURCHASE OF ASSEMBLY SERVICES UNLIMITED, INC., D/B/A WILDAN SERVICES AND MEMBERSHIP CERTIFICATES OF BRITTANY LLC AND PLAN OF REORGANIZATION and this AMENDMENT;

     NOW THEREFORE, for the consideration of one dollar ($1.00) and in consideration of the mutual promises, covenants, and warranties herein contained, and subject to the terms and conditions hereof, the parties agree as follows:

1.       Section 4.4 of the Agreement shall be amended to state:

           4.4     Notwithstanding Section III above:

            4.4.1 Within forty-five (45) days of the closing date, Seller shall determine the Seller's shareholder equity as at the closing date based upon generally accepted accounting principles ("GAAP") consistently applied. If the increase in Seller's shareholder equity from December 31, 1998 to the closing date is less than twenty thousand dollars ($20,000.00 ) then Buyer's purchase price shall be reduced by one dollar ($1.00) for each and every one dollar ($1.00) of shortfall in the increase of Seller's shareholders equity less than ($20,000.00 ). The reduction will continue to a maximum of $250,000.00.

            4.4.2 The Buyer shall have the right to reduce the amount of the Note dollar for dollar in accordance with paragraph 4.4.1, starting with the earliest payment after determination of Seller's shareholder equity, but in no event shall the reduction be greater than the face amount of the Note.

            4.4.3   In the event Buyer or Seller disputes the amount of Seller's


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                    shareholder  equity,  then the disputing party shall request that a mediator be appointed in accordance with paragraph 12.4.

2.       In order to further secure the shareholders and members of Seller that,

                  -the Buyer will indemnify and hold William and Rosalie Gallagher harmless from any and all sureties, guarantees, assessments or any other claims by creditors of Seller as outlined in Exhibit 3.3 of the Agreement and including the mortgage debt of Brittany LLC and as incurred in the ordinary course of business as of the date of closing; and,

                  -that Buyer will also use a duly diligent, good faith effort to obtain full releases for any sureties, guarantees, assessments or any other claims by creditors of Seller; and,

                  -that Buyer will exercise a duly diligent, good faith effort in arranging for the payment of all non-current federal and state tax obligations of Assembly Services upon the signing of this Agreement,

         Buyer shall give shareholders and members of Seller a Membership Certificate Pledge Agreement in the Membership Certificates of Brittany at 2550 Haddonfield Rd., L.L.C. Shareholders and members of Seller shall release the Membership Certificate Pledge Agreement upon their complete release of all sureties, guarantees, assessments or any other claims of creditors of Seller and Buyer.

3. Sellers agree to accept and rely on representations made in correspondence dated September 29, 1999 by William M. Smith, CFO of Reink Corp. in satisfaction of the conditions of Section 5.1.7 of the above described Agreement, attached as Exhibit "A".

4. Buyer agrees that once a credit facility is established and funded, the trust fund portion of any and all past due payroll tax liabilities of Seller, in an amount not to exceed $ 125,000.00, will be immediately paid to the US Treasury and New Jersey State Department of Treasury.

5. Buyer and Seller have agreed that all other terms and provisions of the above described Agreement shall remain in full force and effect.

6. Buyer and Seller have agreed to further execute, at any later time, any additional documents required to duly complete the transaction anticipated by the AGREEMENT FOR SALE AND PURCHASE OF ASSEMBLY SERVICES UNLIMITED, INC., D/B/A WILDAN SERVICES AND MEMBERSHIP CERTIFICATES OF BRITTANY LLC AND PLAN OF REORGANIZATION and this AMENDMENT.

          IN WITNESS WHEREOF, the parties hereunto executed this agreement as of the date set forth above.

         SELLER:           ASSEMBLY SERVICES UNLIMITED, INC.



/S/ JOHN CALZARETTO, ESQ.                           BY: /S/ WILLIAM E. GALLAGHER
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Witness


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                                                     ITS:   PRESIDENT
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Witness

         SELLER:           BRITTANY, LLC

/S/ JOHN CALZARETTO, ESQ.                            BY:/S/ WILLIAM E. GALLAGHER
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WITNESS                                                 /S/ ROSALIE GALLAGHER
                                                           ---------------------



/S/ JOHN CALZARETTO, ESQ.                            ITS:   MEMBERS
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Witness

         BUYER:            REINK CORP.

                                                     BY:   /S/ THOMAS IRVINE
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Witness                                                 Thomas Irvine, President



                                                     ITS:   PRESIDENT
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Witness